UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2013

CONCEPTUS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27596	94-3170244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 East Evelyn Avenue

Mountain View, CA 94041

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (650) 962-4000

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2013, Conceptus, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bayer HealthCare LLC, a Delaware limited liability company (“Parent”), and Evelyn Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock of the Company, par value $0.003 per share (the “Shares”), at a price per Share of $31.00 (the “Offer Price”), payable net to the holder thereof in cash, without interest, in accordance with the terms of the Merger Agreement, subject to applicable withholding.

On April 29, 2013, the Company issued a press release announcing the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this report by reference.

Upon the terms and subject to the conditions of the Merger Agreement, Purchaser will commence the Offer on or before May 10, 2013. In the Offer, each Share validly tendered and not withdrawn will be accepted for payment by Purchaser in accordance with the terms of the Offer (but in no event sooner than 20 business days after the commencement of the Offer).

Pursuant to the Merger Agreement, following the consummation of the Offer, and subject to the satisfaction or written waiver of certain conditions set forth in the Merger Agreement, Purchaser will be merged with and into the Company (the “Merger”), and the Company will continue as the surviving corporation following the Merger. In the event Bayer AG and its direct and indirect wholly-owned subsidiaries acquire at least 90% of the outstanding Shares, including through exercise of the Top Up Option (defined below), the Merger may be effected as a “short-form” merger under the General Corporation Law of the State of Delaware (“DGCL”) without additional approval by the Company’s stockholders.

At the effective time of the Merger (the “Effective Time”), all remaining outstanding Shares not tendered in the Offer (other than Shares held by Parent or any of its subsidiaries, including Purchaser, or in the treasury of the Company, or Shares held by stockholders who are entitled to exercise, and properly exercise, appraisal rights with respect to such Shares pursuant to, and who comply in all respects with, the provisions of Section 262 of the DGCL) will be cancelled and retired and shall cease to exist and will be converted into the right to receive an amount in cash equal to the Offer Price.

Purchaser’s obligation to accept for payment and pay for all Shares validly tendered and not withdrawn pursuant to the Offer is subject to (i) the termination or expiration of any waiting period applicable to the consummation of the Offer and the Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (ii) a majority of the Shares outstanding on a fully-diluted basis (including any Shares issuable upon conversion of the Company’s outstanding 5.00% Convertible Senior Notes due 2031 (the “Notes”) in accordance with the terms of the indenture governing the Notes, including any “make whole” Shares issuable as a result of a make-whole fundamental change increase to the conversion rates of the Notes) having been tendered and not withdrawn at the expiration of the Offer or otherwise then being owned by Bayer AG and its direct and indirect wholly-owned subsidiaries and (iii) other customary closing conditions. Neither the consummation of the Offer nor the Merger is subject to a financing condition.

Subject to the terms of the Merger Agreement, the Company has also granted Purchaser an irrevocable option (the “Top Up Option”), exercisable on one or more occasions at any time following the initial acceptance for purchase by Purchaser of Shares tendered pursuant to the Offer (the “Acceptance Time”) and upon the terms and conditions set forth in the Merger Agreement, to purchase from the Company newly issued Shares in an amount that, when added to the Shares already owned by Bayer AG and its direct and indirect wholly-owned subsidiaries at the time of the exercise of the Top Up Option, would constitute one share more than ninety percent (90%) of the number of Shares that would be outstanding immediately after the issuance of all Shares issued pursuant to the exercise of the Top Up Option on a fully-diluted basis (including any Shares issuable upon conversion of the Notes, including any “make whole” Shares).

The Merger Agreement contains representations, warranties and covenants of the parties as customary for transactions of this type. The Company has also agreed to customary covenants governing the conduct of its business, including an obligation to conduct its business in the ordinary course consistent with past practices through the Effective Time. Subject to certain limited exceptions in the Merger Agreement, the Company has agreed not to initiate, solicit or participate in discussions with third parties regarding other proposals to acquire the Company and it has agreed to certain restrictions on its ability to respond to such proposals, subject to certain fiduciary duties of the Company’s Board of Directors (the “Board”) to the Company’s stockholders under applicable laws. The Merger Agreement also contains customary termination provisions for the Company and Parent and provides that, in connection with the termination of the Merger Agreement in connection with a competing acquisition proposal and in other certain specified circumstances, the Company may be required to pay Parent a termination fee of $37.3 million.

The Merger Agreement provides that at the Effective Time, each outstanding option to purchase Shares (each, a “Company Option”) and stock appreciation right with respect to Shares (each, a “Company SAR”), whether vested or unvested, will be cancelled and each former holder of any such Company Option and Company SAR will receive a cash amount equal to the product, if any, of (i) the Offer Price less any applicable exercise price per Share, and (ii) the number of Shares covered by such Company Option or Company SAR, subject to applicable withholding. In addition, at the Effective Time, each outstanding award of a restricted stock unit representing the right to vest in and be issued Shares (each, a “Company RSU”), whether or not then exercisable or vested, will be cancelled and each former holder of any such Company RSU will receive a cash amount equal to the product of (i) the Offer Price, and (ii) the number of Shares covered by such Company RSU, subject to applicable withholding.

The Merger Agreement has been approved by the boards of directors of both Parent and the Company, and the Board has determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are fair to, and in the best interests of, the Company and its stockholders, and recommended that stockholders of the Company accept the Offer and tender their Shares to Purchaser pursuant to the Offer and, if a Company stockholders’ meeting is required by applicable law, recommended that stockholders of the Company adopt the Merger Agreement.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference. This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement which is filed as an exhibit to this report are intended to provide information to investors regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The Merger Agreement contains representations and warranties by the Company, on the one hand, and by Parent and Purchaser, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger

Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the Company, on the one hand, and Parent and Purchaser, on the other hand. Accordingly, investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Parent or Purchaser at the time they were made or otherwise.

Item 2.02.	Results of Operations and Financial Condition.

On April 29, 2013, the Company issued a press release announcing certain financial results for the three months ended March 31, 2013. The foregoing description is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated into this report by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information about the Offer and the Merger and Where to Find It

The Offer has not yet commenced. This filing and the attached exhibits are neither an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy Shares will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent and Purchaser, a wholly-owned subsidiary of Parent, intend to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer and, if applicable, a proxy or information statement regarding the Merger. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9, the proxy or information statement, if applicable, and related materials with respect to the Offer and the Merger, free of charge at the website of the SEC at www.sec.gov or from the information agent named in the Offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investor” section of the Company’s website at www.conceptus.com. Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company and any amendments thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the Offer because they contain important information, including the terms and conditions of the Offer.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company, Purchaser and Parent to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the possibility that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other risks and uncertainties pertaining to the business of the Company, including: dependence on sales of the Essure System; dependence on recommendations and endorsements by physicians; the ability of the Company to compete effectively against new and well-established alternative procedures, products, and technologies; the possibility that the Company’s marketing and advertising may not be successful; the possible failure of the Company’s intellectual property rights to provide meaningful commercial protection for the Essure System; disruptions of the Company’s manufacturing, supply or distribution operations; claims that the Company’s products infringe the intellectual property rights of others; patent litigation to which the Company is a party; and other risks detailed in the Company’s public filings with the Securities and Exchange Commission from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012, as amended. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of April 28, 2013, by and among Conceptus, Inc., Bayer HealthCare LLC and Evelyn Acquisition Company.*

99.1	Press release, dated as of April 29, 2013, regarding the Merger Agreement.

99.2	Press release, dated as of April 29, 2013, regarding financial results for three months ended March 31, 2013.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 29, 2013

CONCEPTUS, INC.

By:	/s/ Gregory E. Lichtwardt
Name:	Gregory E. Lichtwardt
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 28, 2013, by and among Conceptus, Inc., Bayer HealthCare LLC and Evelyn Acquisition Company.*

99.1	Press release, dated as of April 29, 2013, regarding the Merger Agreement.

99.2	Press release, dated as of April 29, 2013, regarding financial results for three months ended March 31, 2013.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.